SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Special Investment Trust

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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 (2)   Aggregate number of securities to which transaction applies:

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 (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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 (4)   Proposed maximum aggregate value of transaction:

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 (5)   Total fee paid:

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 [  ]   Fee paid previously with preliminary materials.

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 [  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

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 (2)   Form, Schedule or Registration Statement no.:

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 (3)   Filing Party:

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 (4)   Date Filed:

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Eaton Vance Management

Two International Place
Boston, Massachusetts 02110

www.eatonvance.com

________________________________________________________________________________________

December 2, 2016

ADDRESS

ADDRESS

ADDRESS

Dear Shareholder:

We have tried unsuccessfully to speak with you regarding a very important matter related to your investment in the Eaton Vance Greater India Fund.

The matter relates to a special shareholder meeting to approve Goldman Sachs Asset Management International as sub-adviser to Greater India Portfolio, in which your Fund invests, and related changes. In appointing Goldman Sachs Asset Management International as the interim sub-adviser, Boston Management and Research, the Portfolio’s investment adviser, concluded that Goldman Sachs Asset Management International is positioned to provide enhanced portfolio management services for the Portfolio and agreed to a decrease in investment advisory fees of 0.25% at current asset levels.  We need your vote in order for Goldman Sachs Asset Management International to continue to serve as sub-adviser on an uninterrupted basis.

It is very important that we speak to you regarding these matters.  The call will only take a few moments of your time and there is no confidential information required.

Please contact AST Funds Solutions at (866) 290-6428 Extension 11091 between the hours of 9:00 a.m. and 10:00 p.m. Eastern time, Monday through Friday. At the time of the call please reference the number listed below.

Thank you in advance for your assistance.

Sincerely,

/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr.

President & Chief Executive Officer

Eaton Vance Management

REFERENCE NUMBER: 123456789

Eaton Vance Management

Two International Place
Boston, Massachusetts 02110

www.eatonvance.com

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December 2, 2016

Dear Shareholder:

As you know, the Eaton Vance Greater India Fund is currently soliciting proxies for a special shareholder meeting regarding several important initiatives for your Fund, including the provision of uninterrupted portfolio management services by Goldman Sachs Asset Management International, the interim sub-adviser to Greater India Portfolio (in which your Fund invests).   In appointing Goldman Sachs Asset Management International as the interim sub-adviser, Boston Management and Research, the Portfolio’s investment adviser, concluded that Goldman Sachs Asset Management International is positioned to provide enhanced portfolio management services for the Portfolio and agreed to a decrease in investment advisory fees of 0.25% at current asset levels.

In order to hold the special shareholder meeting, we need additional participation.  You have been identified as one of the largest unvoted investors at this point so it is imperative that we receive your vote regarding these important matters.

To vote simply do one of the following:

Vote by using United States Postal Service Priority Mail

1.

Sign and date your card(s).

2.

Insert the signed and dated card(s) into the Priority Mail return envelope. A pre-printed air envelope in enclosed.

3.

Call USPS at 1-800-275-8777 and inform them that you have a package to be picked up.

4.

A USPS messenger will be dispatched to your home or office.

5.

There is a USPS Priority Mail account number pre-printed on the air bill - there is no cost to you for this service.

Vote by Telephone

•

Call 1-866-290-6428 during the hours of 9am -11pm M-F and Sat 10am – 6pm (ET).

Our representative will gladly answer questions and record your vote by phone.

Vote by Fax

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Sign and date your card(s) and fax your vote(s) to us at 1 (201) 806-4191. The fax service is available 24 hours a day.

REFERENCE NUMBER: 123456789

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